Exhibit 99.1

Biostar Pharmaceuticals Signs a Letter of Intent to Acquire Xianyang Yongsheng Health Products Co., Ltd.

XIANYANG, China, September 22, 2016 /PRNewswire/ - Biostar Pharmaceuticals, Inc. (BSPM) (“Biostar” or “the Company”), a PRC-based manufacturer of pharmaceutical and health supplement products, and Xianyang Yongsheng Health Products Co., Ltd., a privately held PRC-based health product manufacturer located in Xianyang, China (“Xianyang Yongsheng”), announced today that they have entered into a non-binding Letter of Intent under which Biostar intends to acquire 100% of equity interest in Xianyang Yongsheng in exchange for (i) a cash payment, the amount of which is to be determined following completion of the due diligence review of the target, and (ii) issuance of shares of Biostar’s restricted common stock, subject to regulatory limitations. The contemplated acquisition is subject to completion of due diligence review, customary definitive documentation and requisite corporate and regulatory approvals. The final terms of the proposed acquisition will be available upon the execution of the definitive documents. The companies seek to complete this transaction in the second half of 2016.

Xianyang Yongsheng has three production lines, including health “Yuye” wine” (a popular brand in the PRC market), tea and capsules, and maintains a 24-acre Chinese herbal medicine ecological park.

Mr. Wang Ronghua, the Chairman of Biostar, commented, “We have been following the developments of the health industry and it appears that the consumer interest for health products based upon the principles of the traditional Chinese medicine have been increasing in recent years. This contemplated acquisition is aimed at increasing the Company’s R&D development and productions capabilities as well as at improving the profitability of the Company’s current product line.”

Safe Harbor Relating to the Forward-Looking Statements

Certain statements in this release concerning our future growth prospects are forward-looking statements, within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, which involve a number of risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. The company uses words and phrases such as "guidance," "forecasted," "projects," "is expected," "remain confident," "will" and similar expressions to identify forward-looking statements in this press release, including forward-looking statements. Undue reliance should not be placed on forward-looking information. Forward-looking information is based on current expectations, estimates and projections that involve a number of risks, which could cause actual results to vary and in some instances to differ materially from those anticipated by Biostar and described in the forward-looking information contained in this news release. The risks and uncertainties relating to these statements include, but are not limited to, risks and uncertainties regarding the possibility that the companies may be unable to obtain requisite approvals, satisfactorily complete due diligence reviews, or satisfy the other conditions to closing; that problems may arise in the integration of the businesses of the two companies; that the acquisition may involve unexpected costs; the risks of the health product industry in the PRC; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to development projects or capital expenditures; inability of management to execute its plans to meet its goals; the Company's ability to complete the certification renewal process in the time frame currently anticipated, its ability to sustain its sales effort going forward, its ability promptly and effectively to return to the normal production levels, its ability to retain existing and retain new customers for its products, its ability to achieve the projected sales through the efforts of the call center, to complete the contemplated clinical trials and capitalize on such opportunities, the Company's ability to recover its sales and revenue following the repair and maintenance for GMP certification renewal, the state of consumer confidence and market demand or the Company's products, success of our investments, risks and uncertainties regarding fluctuations in earnings, our ability to sustain our previous levels of profitability including on account of our ability to manage growth, intense competition, wage increases in China, our ability to attract and retain highly skilled professionals, time and cost overruns on fixed-price, fixed-time frame contracts, client concentration, our ability to successfully complete and integrate potential acquisitions, withdrawal of governmental fiscal incentives, political instability and regional conflicts and legal restrictions on raising capital or acquiring companies outside China. Additional risks that could affect our future operating results are more fully described in our United States Securities and Exchange Commission filings including our most recent Annual Report on Form 10-K for the year ended December 31, 2015, and other subsequent filings. These filings are available at www.sec.gov. We may, from time to time, make additional written and oral forward-looking statements, including statements contained in our filings with the Securities and Exchange Commission and our reports to shareholders. We do not undertake to update any forward-looking statements that may be made from time to time by or on our behalf.